FOR IMMEDIATE RELEASE:

Investor Contact:
Tom Line—Chief Financial Officer
614-255-5989 (tline@diamond-hill.com)
Media Contact:
Lara Hoffmans—Managing Director-Marketing
614-255-5550 (lhoffmans@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC.
REPORTS 2022 FINANCIAL RESULTS AND DECLARES FIRST QUARTER DIVIDEND

COLUMBUS, OHIO - February 23, 2023 - Diamond Hill Investment Group, Inc. (Diamond Hill) (NASDAQ:DHIL) today reported results for the fourth quarter of 2022 and the year ended December 31, 2022. The Company derives its consolidated revenue and net income from investment advisory and fund administration services provided by its subsidiary, Diamond Hill Capital Management, Inc.

The following are selected highlights for the year ended December 31, 2022:

•Assets under management (AUM) ended the year at $24.8 billion, compared with $31.0 billion for the year-earlier period. The decrease was due to net client outflows of $2.2 billion and market depreciation of $4.0 billion.
•Average AUM for the year was $27.6 billion, compared to $30.3 billion for the year-earlier period.
•Assets under advisement (AUA) ended the year at $1.8 billion, compared with $2.1 billion for the year-earlier period.
•Revenue was $154.5 million, compared to $182.2 million in 2021. Revenues in 2022 included $1.5 million of performance-based fees compared to $11.9 million in 2021.
•Operating profit margin was 42% in both 2022 and 2021. Adjusted operating profit margin1 was 39% in 2022 and 46% in 2021.
•Investment loss was $20.2 million in 2022 compared to investment income of $16.4 million in 2021.
•The Company recorded a gain of $6.8 million during 2022 from the final payment on the sale of the High Yield-Focused Advisory Contracts,2 which closed on July 30, 2021, and a gain of $9.0 million from the initial payment on the sale of the High Yield-Focused Advisory Contracts during 2021.
•Net income attributable to common shareholders was $40.4 million compared to $74.2 million in 2021.
•Earnings per share attributable to common shareholders - diluted was $13.01 in 2022 compared to $23.34 in 2021.
•Adjusted earnings per share attributable to common shareholders - diluted3 was $14.40 compared to $19.48 in 2021.
•In 2022, the Company returned a total of $69.4 million to its shareholders. The Company paid dividends of $10.00 per share totaling $30.7 million and repurchased 217,009 of its outstanding shares, totaling $38.7 million.

“2022’s sharp market depreciation and client outflows negatively impacted our financial results for the year,” said Heather Brilliant, President and CEO. “The market environment, though disappointing in the near term, provided opportunities for longer-term oriented investors like us to capitalize on 2022’s dislocations. In an unprecedented year featuring double-digit negative returns for both equity and fixed income markets, we remained focused on our commitment to clients to generate long-term investment results and provide superior service.”
1 Adjusts the financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP") for the impact of market movements on the deferred compensation liability and related economic hedges, and the impact of the Diamond Hill International Fund and the Diamond Hill Large Cap Concentrated Fund (together, the "Consolidated Funds"). See the reconciliation to the comparable U.S. GAAP measures at the end of this earnings release.

2 The High Yield-Focused Advisory Contracts consist of the Diamond Hill Corporate Credit and the Diamond Hill High Yield investment advisory contracts, which were sold to Brandywine Global Investment Management, LLC effective July 30, 2021.

3 Adjusts the GAAP basis financial measure for the impact of market movements on the deferred compensation liability and related economic hedges, the impact of the Consolidated Funds, the gain on the sale of the High Yield-Focused Advisory Contracts, and investment income related to certain other investments. See the reconciliation to the comparable U.S. GAAP measures at the end of this earnings release.
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Dividend:

The Company’s board of directors has approved a payment of a regular quarterly cash dividend of $1.50 per share. The dividend will be paid on March 17, 2023, to the Company’s shareholders of record as of March 6, 2023.

Selected Income Statement Data
(in thousands, except per share figures and percentages)

	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	% Change	2022	2021	% Change
Revenue	$34,954	$43,055	(19)%	$154,496	$182,194	(15)%
Compensation and related costs, excluding deferred compensation expense (benefit)	17,376	17,403	—%	70,505	73,591	(4)%
Deferred compensation expense (benefit)	2,517	2,464	2%	(4,402)	7,082	(162)%
Other expenses	6,085	6,549	(7)%	24,062	25,262	(5)%
Total operating expenses	25,978	26,416	(2)%	90,165	105,935	(15)%
Net operating income	8,976	16,639	(46)%	64,331	76,259	(16)%
Investment income (loss), net	13,115	7,470	76%	(20,187)	16,381	(223)%
Gain on sale of High Yield-Focused Advisory Contracts	—	—	NM	6,815	9,000	(24)%
Net income before taxes	22,091	24,109	(8)%	50,959	101,640	(50)%
Income tax expense	(5,082)	(5,284)	(4)%	(14,088)	(26,050)	(46)%
Net income	17,009	18,825	(10)%	36,871	75,590	(51)%
Net loss (income) attributable to redeemable noncontrolling interest	(2,131)	(825)	NM	3,563	(1,389)	NM
Net income attributable to common shareholders	$14,878	$18,000	(17)%	$40,434	$74,201	(46)%

Earnings per share attributable to common shareholders - diluted	$4.93	$5.67	(13)%	$13.01	$23.34	(44)%

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Selected Assets Under Management and Assets Under Advisement Data

	Change in Assets Under Management
	For the Year Ended December 31,
(in millions)	2022	2021
AUM at beginning of the year	$31,028	$26,411
Net cash inflows (outflows)
Diamond Hill Funds	(2,433)	1,994
Separately managed accounts	(73)	168
Collective investment trusts	486	182
Other pooled vehicles	(221)	(221)
	(2,241)	2,123
Sale of High Yield-Focused Advisory Contracts	—	(3,456)
Net market appreciation/(depreciation) and income	(4,024)	5,950
Increase (decrease) during the year	(6,265)	4,617
AUM at end of the year	24,763	31,028
AUA at end of the year	1,802	2,098
Total AUM and AUA at end of the year	$26,565	$33,126

Average AUM during the year	27,599	30,297

About Diamond Hill:
Diamond Hill invests on behalf of clients through a shared commitment to its valuation-driven investment principles, long-term perspective, capacity discipline and client alignment. An independent active asset manager with significant employee ownership, Diamond Hill’s investment strategies include differentiated U.S. and international equity, alternative long-short equity and fixed income. As of January 31, 2023, Diamond Hill had $26.4 billion in assets under management. For more information visit www.diamond-hill.com.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Non-GAAP Financial Measures and Reconciliation
As supplemental information, the Company is providing certain financial measures that are based on methodologies other than GAAP (“non-GAAP”). Management believes the non-GAAP financial measures below are useful measures of the Company’s core business activities, are important metrics in estimating the value of an asset management business, and help facilitate comparisons to Company operating performance across periods. These non-GAAP financial measures should not be used as a substitute for financial measures calculated in accordance with GAAP and may be calculated differently by other companies. The following schedules reconcile financial measures calculated in accordance with GAAP to non-GAAP financial measures for the years ended December 31, 2022 and 2021, respectively.

	Year Ended December 31, 2022
(in thousands, except percentages and per share data)	Operating expenses	Net operating income	Non-operating income (loss)	Income tax expense(5)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders (diluted)	Operating profit margin
U.S. GAAP Basis	$90,165	$64,331	$(13,373)	$14,088	$40,434	$13.01	42%
Non-GAAP Adjustments:
Deferred compensation liability(1)	4,402	(4,402)	4,402	—	—	—	(3)%
Consolidated Funds(2)	—	423	11,317	2,113	6,063	1.95	—
Gain on sale of high-yield focused advisory contracts(3)	—	—	(6,814)	(1,761)	(5,053)	(1.63)	—
Other investment income(4)	—	—	$4,468	1,155	3,313	1.07	—

Adjusted Non-GAAP basis	$94,567	$60,352	—	$15,595	$44,757	$14.40	39%

	Year Ended December 31, 2021
(in thousands, except percentages and per share data)	Operating expenses	Net operating income	Non-operating income (loss)	Income tax expense(5)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders (diluted)	Operating profit margin
U.S. GAAP Basis	$105,936	$76,258	$25,381	$26,050	$74,201	$23.34	42%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(7,082)	7,082	(7,082)	—	—	—	4%
Consolidated Funds(2)	—	340	(6,192)	(1,160)	(3,304)	(1.04)	—
Gain on sale of high-yield focused advisory contracts(3)	—	—	(9,000)	(2,339)	(6,661)	(2.10)	—
Other investment income(4)	—	—	$(3,107)	(808)	(2,299)	(0.72)	—

Adjusted Non-GAAP basis	$98,854	$83,680	—	$21,743	$61,937	$19.48	46%

(1) This non-GAAP adjustment removes the compensation expense resulting from market valuation changes in the deferred compensation plan liability and the related net gains/losses on investments designated as an economic hedge against the related liability. Amounts deferred under the deferred compensation plans are adjusted for appreciation/depreciation of investments chosen by participants. The Company believes it is useful to offset the non-operating investment income/loss realized on the hedges against the related compensation expense and remove the net impact to help readers understand the Company’s core operating results and to improves comparability from period to period.
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

(2) This non-GAAP adjustment removes the impact that the Consolidated Funds have on the Company’s GAAP consolidated statements of income. Specifically, the Company adds back the operating expenses and subtracts the investment income of the Consolidated Funds. The adjustment to net operating income represents the operating expenses of the Consolidated Funds, net of the elimination of related management and administrative fees. The adjustment to net income attributable to common shareholders represents the net income of the Consolidated Funds, net of redeemable non-controlling interests. The Company removes the impact of the Consolidated Funds because it believes they impact the reader’s ability to understand its core operating results.
(3) This non-GAAP adjustment removes the impact of the gain on the sale of the High Yield-Focused Advisory Contracts. The sale of the High Yield-Focused Advisory Contracts was a nonrecurring transaction, thus, the Company believes that removing the impact of the gain helps readers understand the Company’s core operating results and improves comparability period to period.
(4) This non-GAAP adjustment represents the net gains/losses earned on the Company’s non-consolidated investment portfolio that are not designated as economic hedges of the deferred compensation plan liability, non-consolidated seed investments, and other investments. The Company believes adjusting for these non-operating income/loss items helps readers understand the Company’s core operating results and improves comparability to prior years.
(5) The income tax expense impacts were calculated and resulted in an overall non-GAAP effective tax rate of 25.8% for 2022, and 26.0% for 2021.

The Company does not recommend that investors consider the above non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.
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Cautionary Note Regarding Forward-Looking Statements

Throughout this press release, the Company may make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding, anticipated operating results, prospects and levels of assets under management, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions identify such forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Forward-looking statements are based on our expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company's actual results and experiences could differ materially from the anticipated results or other expectations expressed in its forward-looking statements.

Factors that could cause the Company's actual results or experiences to differ materially from results discussed in forward-looking statements are discussed under Part I, Item 1A (Risk Factors) and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These factors include, but are not limited to: (i) any reduction in the Company's AUM; (ii) withdrawal, renegotiation, or termination of investment advisory agreements; (iii) damage to the Company's reputation; (iv) failure to comply with investment guidelines or other contractual requirements; (v) challenges from the competition the Company faces in its business; (vi) adverse regulatory and legal developments; (vii) unfavorable changes in tax laws or limitations; (viii) interruptions in or failure to provide critical technological service by the Company or third parties; (ix) adverse civil litigation and government investigations or proceedings; (x) risk of loss on the Company's investments; (xi) lack of sufficient capital on satisfactory terms; (xii) losses or costs not covered by insurance; (xiii) a decline in the performance of the Company's products; (xiv) changes in interest rates and inflation; (xv) changes in national and local economic and political conditions; (xvi) the continuing economic uncertainty in various parts of the world; (xvii) the after-effects of the COVID-19 pandemic and the actions taken in connection therewith; (xviii) political uncertainty caused by, among other things, political parties, economic nationalist sentiments, tensions surrounding the current socioeconomic landscape, and other risks identified from time-to-time in other public documents of the Company on file with the U. S. Securities and Exchange Commission.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

In light of the significant uncertainties in forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that its expectations, objectives and plans will be achieved. All forward-looking statements made in this press release are based on information presently available to the management of the Company and speak only as of the date hereof. Readers are cautioned not to place undue reliance on forward-looking statements. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com